UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    June 29, 2004
                                                --------------------------------


GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2004, relating to the GSAA Home Equity Trust 2004-5, Asset-Backed Certificates, Series 2004-5)
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             (Exact name of registrant as specified in its charter)


        Delaware                      333-100818-39           13-6357101
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)


85 Broad Street, New York, New York                               10004
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code      (212) 902-1000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events.
         ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GSAA Home Equity Trust 2004-5, Asset-Backed Certificates, Series 2004-5. On June 29, 2004, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Chase Manhattan Mortgage Corporation, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, and Deutsche Bank National Trust Company, as trustee, of GSAA Home Equity Trust 2004-5, Asset-Backed Certificates, Series 2004-5 (the "Certificates"), issued in thirteen classes. The Class AV-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AV-2, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, with an aggregate scheduled principal balance as of June 1, 2004 of $301,285,000 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of June 25, 2004, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


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


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 4         Pooling and Servicing Agreement, dated
                  as of June 1, 2004, by and among GS
                  Mortgage Securities Corp., as depositor,
                  Chase Manhattan Mortgage Corporation,
                  as a servicer, Countrywide Home Loans
                  Servicing LP, as a servicer, and Deutsche
                  Bank National Trust Company, as trustee.


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


SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 13, 2004                       GS MORTGAGE SECURITIES CORP.



                                          By:    /s/ Howard Altarescu
                                             -----------------------------------
                                              Name:  Howard Altarescu
                                              Title: Vice President


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


                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K                                                   Paper (P) or
Exhibit No.                Description                            Electronic (E)
-----------                -----------                            --------------

4
                           Pooling and Servicing Agreement,            (E)
                           dated as of June 1, 2004, by and
                           among GS Mortgage Securities Corp.,
                           as depositor, Chase Manhattan
                           Mortgage Corporation, as a servicer,
                           Countrywide Home Loans Servicing LP,
                           as a servicer, and Deutsche Bank
                           National Trust Company, as trustee.


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